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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 1998
                                                  -----------------

                        Millennium Pharmaceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 0-28494                                 04-3177038
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        (Commission File Number)            (I.R.S. Employer Identification No.)

           640 Memorial Drive
              Cambridge, MA                                  02139
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (617) 679-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.      OTHER EVENTS.

         On November 11, 1998, Millennium Pharmaceuticals, Inc. ("MPI") issued a press release announcing that it had received a payment of $130 million from Bayer AG ("Bayer") as a result of the expiration of the Hart Scott Rodino waiting period for review of the drug discovery alliance between MPI and Bayer. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

         See Exhibit Index attached hereto.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: November 30, 1998                      MILLENNIUM PHARMACEUTICALS, INC.





                                             By: /s/ Mark J. Levin
                                                 -------------------------------
                                                 Mark J. Levin
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number                             Description
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 99               Press Release dated November 11, 1998.